Exhibit 10.4

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

by and among

NEWCLEO PLC

newHold Investment Corp III,

NewHold Industrial Technology III LLC,

and

THE HOLDERS THAT ARE SIGNATORIES HERETO

Dated as of               , 2026

Exhibit A	Joinder Agreement

-i-

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of [ ], 2026 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made and entered into by and among (i) newcleo plc, a public limited company incorporated under the laws of England and Wales (f/k/a newcleo Ltd., a private limited company incorporated under the laws of England and Wales) (the “Company”), (ii) NewHold Investment Corp III, a Cayman Islands exempted company (the “SPAC”), (iii) NewHold Industrial Technology III LLC, a Delaware limited liability company (the “Sponsor”), (iv) each of the undersigned holders listed on the signature pages hereto under the heading “Other Holders” (such persons, the “Other Holders” and together with the Sponsor and their respective Permitted Transferees holding Registrable Securities, and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 4.6 of this Agreement, each a “Holder” and collectively the “Holders”). Capitalized terms used and not otherwise defined herein shall have the same meanings set forth in the BCA (as defined below).

RECITALS:

WHEREAS, on February 27, 2025 the SPAC, the Sponsor, BTIG, LLC and certain holders party thereto entered into that certain Registration Rights Agreement (the “Original Registration Rights Agreement”);

WHEREAS, on [●], 2026, the Company, the SPAC, newcleo1 Ltd., a Cayman Islands exempted company limited by shares and a direct wholly owned subsidiary of the Company (“Merger Sub 1”), newcleo2 Ltd., a Cayman Islands exempted company limited by shares and a direct wholly owned subsidiary of the Company (“Merger Sub 2”), entered into a Business Combination Agreement (as amended from time to time on or prior to the date hereof, the “BCA”),

WHEREAS, pursuant to the BCA and subject to the terms and conditions thereof, among other things, upon consummation of the transactions contemplated by the BCA: (i) at the First Merger Effective Time (as defined in the BCA), Merger Sub 1 will merge with and into SPAC, and the separate corporate existence of Merger Sub 1 will cease and SPAC will be the surviving corporation and a wholly owned subsidiary of the Company, (ii) at the Second Merger Effective Time (as defined in the BCA), SPAC will merge with and into Merger Sub 2, and the separate corporate existence of SPAC will cease and Merger Sub 2 will be the surviving company and a wholly owned subsidiary of the Company (clauses (i) and (ii), the “Mergers”), and (iii) the Company will become a publicly traded company;

WHEREAS, pursuant to Section 5.5 of the Original Registration Rights Agreement, the provisions, covenants, and conditions set forth therein may be amended or modified upon the written consent of SPAC and the holders of at least a majority in interest of the Registrable Securities (as defined in the Original Registration Rights Agreement) at the time in question, and the Sponsor is holder of at least a majority in interest of the Registrable Securities as of the date hereof; and

WHEREAS, SPAC and the Sponsor desire to amend and restate the Original Registration Rights Agreement in its entirety and enter into this Agreement, pursuant to which the Company shall grant the Holders certain registration rights with respect to certain securities of the Company held by the Holders as set forth in this Agreement and terminate the Original Registration Rights Agreement, and the Original Registration Rights Agreement shall be terminated and superseded in its entirety by this Agreement, with no residual rights surviving thereunder except as expressly set forth in Section 4.17.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Certain Definitions. As used herein, the following terms shall have the following meanings:

“Additional Piggyback Rights” has the meaning ascribed to such term in Section 2.3(a).

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with, such Person. For the purposes of this definition “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such specified Person, whether through the ownership of voting securities, by contract or otherwise. For the avoidance of doubt, neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any Holder.

“Agreement” has the meaning ascribed to such term in the Preamble.

“Automatic Shelf Registration Statement” has the meaning ascribed to such term in Section 2.4.

“BCA” has the meaning ascribed to such term in the Recitals.

“Board” means the Board of Directors of the Company.

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“Claims” has the meaning ascribed to such term in Section 2.9(a).

“Company” has the meaning ascribed to such term in the Preamble.

“Company Shareholder Support Agreement” shall mean that certain support agreement, dated as of [●], 2026, by and among the SPAC, certain shareholders of the Company party thereto and the Company.

“Confidential Information” has the meaning ascribed to such term in Section 4.14.

“Demand Exercise Notice” has the meaning ascribed to such term in Section 2.1(b)(i).

“Demand Registration” has the meaning ascribed to such term in Section 2.1(b)(i).

“Demand Registration Period” has the meaning ascribed to such term in Section 2.1(b)(i).

“Demand Registration Request” has the meaning ascribed to such term in Section 2.1(b)(i).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC issued under such Act, as they may from time to time be in effect.

“Expenses” means any and all fees and expenses incident to the Company’s performance of or compliance with Section 2, regardless of whether or not such registration is effected, or withdrawn, including: (i) SEC, stock exchange, FINRA and all other registration and filing fees and all listing fees and fees with respect to the inclusion of securities on the Nasdaq or on any other U.S. or non-U.S. securities market on which the Registrable Securities are listed or quoted, (ii) fees and expenses of compliance with state securities or “blue sky” laws of any state or jurisdiction of the United States or compliance with the securities laws of foreign jurisdictions and in connection with the preparation of a “blue sky” survey, including reasonable fees and expenses of outside “blue sky” counsel and securities counsel in foreign jurisdictions, (iii) word processing, printing and copying expenses, (iv) messenger and delivery expenses, (v) expenses incurred in connection with any road show, (vi) fees and disbursements of counsel for the Company, (vii) with respect to each registration or underwritten offering, the reasonable fees and disbursements of one counsel for all Participating Holders collectively (selected by the holders of a majority of the Registrable Securities held by such other Participating Holder(s)), together in each case with any local counsel, provided that expenses payable by the Company pursuant to this clause (vii) shall not exceed (1) $150,000 for the first registration pursuant to this Agreement and (2) $100,000 for each subsequent registration, (viii) fees and disbursements of all independent public accountants (including the expenses of any opinion and/or audit/review and/or “comfort” letter and updates thereof) and fees and expenses of other Persons, including special experts, retained by the Company, (ix) fees and expenses payable to a Qualified Independent Underwriter (but expressly excluding any underwriting discounts and commissions), (x) fees and expenses of any transfer agent or custodian, (xi) any other fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities, including reasonable fees and expenses of counsel for the underwriters in connection with any filing with or review by FINRA (but expressly excluding any underwriting discounts and commissions) and (xii) rating agency fees and expenses. Notwithstanding the foregoing, “Expenses” shall not include (A) any internal costs or overhead of any Holder, (B) fees or expenses of any tax advisor retained by or for the benefit of any Holder, (C) fees or expenses relating to any transfer, pledge or hypothecation of Registrable Securities other than in connection with a registered offering hereunder, (D) any incremental costs directly caused by a Holder’s failure to timely furnish accurate and complete information required by the Company or its counsel in connection with any registration or offering, or (E) any costs attributable to an offering that is withdrawn, delayed or abandoned at the election of the Initiating Holders for reasons other than a Company breach of this Agreement or the exercise by the Company of a valid blackout or postponement right under Section 2.1(c), in which case the Initiating Holders shall bear their own incremental costs and any documented underwriter breakage or aborted-deal costs attributable to such withdrawal.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Holders” has the meaning ascribed to such term in the Preamble.

“Initiating Holders” means the Holders initiating a demand request.

“Joinder Agreement” means a writing in the form set forth in Exhibit A hereto whereby a new Holder of Registrable Securities becomes a party to, and agrees to be bound, to the same extent as its transferor, as applicable, by the terms of this Agreement.

“Majority Participating Holders” means Participating Holders holding more than 50% of the Registrable Securities proposed to be included in any offering of Registrable Securities by such Participating Holders pursuant to Section 2.1 or Section 2.2.

“Manager” means the lead managing underwriter of an underwritten offering.

“Merger Sub 1” has the meaning ascribed to such term in the Recitals.

“Merger Sub 2” has the meaning ascribed to such term in the Recitals.

“Mergers” has the meaning ascribed to such term in the Recitals.

“Minimum Threshold” means $100.0 million, measured based on the aggregate market value of Registrable Securities requested to be sold by the Initiating Holders (and not based on the aggregate of all securities proposed to be included by all Participating Holders).

“Opt-Out Request” has the meaning ascribed to such term in Section 4.16.

“Ordinary Share Equivalents” means all options, warrants and other securities convertible into, or exchangeable or exercisable for (at any time or upon the occurrence of any event or contingency and without regard to any vesting or other conditions to which such securities may be subject), Ordinary Shares (including any note or debt security convertible into or exchangeable for Ordinary Shares).

“Ordinary Shares” means all ordinary shares of the Company, par value €0.01 per share, whether now existing or hereafter authorized, and any class of ordinary shares of the Company and any and all securities of any kind whatsoever which may be issued after the date hereof in respect of, or in exchange for, such ordinary shares of the Company pursuant to a merger, consolidation, stock split, stock dividend or recapitalization of the Company or otherwise.

“Participating Holders” means all Holders of Registrable Securities which are proposed to be included in any offering of Registrable Securities pursuant to Section 2.1 or Section 2.2.

“Permitted Transferees” shall mean (a) prior to the expiration of any applicable lock-up period, any person or entity to whom a Holder is permitted to transfer their Registrable Securities prior to the expiration of the applicable lock-up period pursuant to, as applicable, the Sponsor Support Agreement and/or the Company Shareholder Support Agreement or any other applicable agreement between such Holder, on the one hand, and the Company or SPAC, on the other hand, and (b) after the expiration of any applicable lock-up period, any person or entity to whom such Holder is permitted to transfer such Registrable Securities.

“Person” means any individual, firm, corporation, company, limited liability company, partnership, trust, joint stock company, business trust, incorporated or unincorporated association, joint venture, governmental authority or other legal entity of any nature whatsoever.

“Piggyback Notice” has the meaning ascribed to such term in Section 2.2(a).

“Piggyback Shares” has the meaning ascribed to such term in Section 2.3(a)(ii).

“Postponement Period” has the meaning ascribed to such term in Section 2.1(c).

“the Company” has the meaning ascribed to such term in the Preamble.

“Qualified Independent Underwriter” means a “qualified independent underwriter” within the meaning of FINRA Rule 5121.

“Registrable Securities” means (a) any Ordinary Shares held by the Holders immediately following the closing of the Mergers (including those held as a result of, or issuable upon, the conversion or exercise of Ordinary Share Equivalents) or any other equity security (including warrants to purchase Ordinary Shares), whether now owned or acquired by the Holders at a later time (including, for the avoidance of doubt, any Company Earnout Shares (as defined the Business Combination Agreement)), (b) any Ordinary Shares or any other equity security (including warrants to purchase Ordinary Shares) issued or issuable, directly or indirectly, in exchange for or with respect to the Ordinary Shares or any other equity security (including warrants to purchase Ordinary Shares) referenced in clause (a) above by way of stock dividend, stock split or combination of shares or in connection with a reclassification, recapitalization, merger, share exchange, consolidation or other reorganization and (c) any securities issued in replacement of or exchange for any securities described in clause (a) or (b) above. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities when such Person has the right to acquire, directly or indirectly, such Registrable Securities (including upon conversion, exercise or exchange of any equity interests but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall not be required to convert, exercise or exchange such equity interests (or otherwise acquire such Registrable Securities) to participate in any registered offering hereunder until the closing of such offering. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (B) such securities shall have been disposed of in compliance with the requirements of Rule 144 (without limitation as to volume or manner of sale), (C) such securities are eligible for resale pursuant to Rule 144 without volume or manner-of-sale limitations (regardless of whether such Holder has actually disposed of such securities), (D) such securities have been sold in a public offering of securities, or (E) such securities have ceased to be outstanding.

“Rule 144” has the meaning ascribed to such term in Section 4.2.

“SEC” means the U.S. Securities and Exchange Commission or such other federal agency which at such time administers the Securities Act.

“Section 2.3(a) Sale Number” has the meaning ascribed to such term in Section 2.3(a).

“Section 2.3(b) Sale Number” has the meaning ascribed to such term in Section 2.3(b).

“Section 2.3(c) Sale Number” has the meaning ascribed to such term in Section 2.3(c).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC issued under such Act, as they may from time to time be in effect.

“Shelf Registrable Securities” has the meaning ascribed to such term in Section 2.1(a)(ii).

“Shelf Registration Statement” has the meaning ascribed to such term in Section 2.1(a)(i).

“Shelf Underwriting” has the meaning ascribed to such term in Section 2.1(a)(ii).

“Shelf Underwriting Initiating Holders” has the meaning ascribed to such term in Section 2.1(a)(ii).

“Shelf Underwriting Notice” has the meaning ascribed to such term in Section 2.1(a)(ii).

“Shelf Underwriting Request” has the meaning ascribed to such term in Section 2.1(a)(ii).

“Sponsor” has the meaning ascribed to such term in the Preamble.

“Sponsor Holders” shall mean the Sponsor and its Permitted Transferees who hold Registrable Securities.

“Sponsor Support Agreement” shall mean that certain sponsor support agreement, dated as of [●], 2026, by and among the Sponsor, SPAC, the directors and executive officers of SPAC party thereto and the Company.

“Subsidiary” means any direct or indirect subsidiary of the Company on the date hereof and any direct or indirect subsidiary of the Company organized or acquired after the date hereof.

“Underwritten Block Trade” has the meaning ascribed to such term in Section 2.1(a)(ii).

“Valid Business Reason” has the meaning ascribed to such term in Section 2.1(c).

“WKSI” means a “well-known seasoned issuer” (as defined in Rule 405 of the Securities Act).

Section 2. Registration Rights.

2.1. Demand Registrations.

(a) (i) As soon as practicable but no later than thirty (30) calendar days following the closing of the Mergers (the “Filing Date”), the Company shall prepare and file with the SEC a shelf registration statement under Rule 415 of the Securities Act (such registration statement, a “Shelf Registration Statement”) covering the resale of all the Registrable Securities held by the Holders (in each case, determined as of two Business Days prior to such filing) on a delayed or continuous basis and shall use its commercially reasonable efforts to have such Shelf Registration Statement declared effective as soon as practicable after the filing thereof and no later than the earlier of (x) the ninetieth (90th) calendar day following the Filing Date if the SEC notifies the Company that it will “review” the Shelf Registration Statement (the “Shelf Effectiveness Deadline”) and (y) the tenth (10th) Business Day after the date the Company is notified in writing by the SEC that such Shelf Registration Statement will not be “reviewed” or will not be subject to further review; provided that (i) if the Shelf Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Shelf Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business and (ii) if the SEC is closed for operations due to a government shutdown, the Shelf Effectiveness Deadline shall be extended by the same number of calendar days as the number of calendar days during which the SEC remains closed. Such Shelf Registration Statement shall provide for the resale of the Registrable Securities and Ordinary Shares and Ordinary Share Equivalents of the Company included therein pursuant to customary methods reasonably requested by the Holders and reasonably acceptable to the Company. The Company shall maintain the Shelf Registration Statement in accordance with the terms hereof, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep a Shelf Registration Statement continuously effective, available for use to permit all Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities held by the Holders. The Company may, in its sole discretion, elect to include on the Shelf Registration Statement additional selling holders who are not parties to this Agreement; provided that such inclusion shall be at the Company’s election and shall not create any obligation on the Company’s part to include, maintain or protect the registration of any such additional selling holders’ securities, and such holders shall have no rights under this Agreement. In the event the Company files a Shelf Registration Statement on Form F-1, the Company shall use its commercially reasonable efforts to convert such Shelf Registration Statement to a Shelf Registration Statement on Form F-3 as soon as practicable after the Company is eligible to use Form F-3.

(ii) Subject to Section 2.1(c) and the provisions below with respect to the Minimum Threshold, following the expiration of any applicable lock-up period (or other contractual limitation on the ability to sell shares), each Holder (or Holders) shall have the right at any time and from time to time to elect to sell all or any part of its Registrable Securities pursuant to an underwritten offering pursuant to the Shelf Registration Statement by delivering a written request therefor to the Company specifying the number of Registrable Securities to be included in such registration and the intended method of distribution thereof. The Holder or Holders shall make such election by delivering to the Company a written request (a “Shelf Underwriting Request”) for such underwritten offering specifying the number of Registrable Securities that the Holder or Holders desire to sell pursuant to such underwritten offering (the “Shelf Underwriting”). With respect to any Shelf Underwriting Request, the Holder or Holders making such demand shall be referred to as the “Shelf Underwriting Initiating Holders”. As promptly as practicable, but no later than two (2) Business Days after receipt of a Shelf Underwriting Request, the Company shall give written notice (the “Shelf Underwriting Notice”) of such Shelf Underwriting Request to the Holders of record of other Registrable Securities registered on such Shelf Registration Statement (“Shelf Registrable Securities”). the Company, subject to Sections 2.3 and 2.6, shall include in such Shelf Underwriting (x) the Registrable Securities of the Shelf Underwriting Initiating Holders and (y) the Shelf Registrable Securities of any other Holder of Shelf Registrable Securities which shall have made a written request to the Company for inclusion in such Shelf Underwriting (which request shall specify the maximum number of Shelf Registrable Securities intended to be disposed of by such Holder) within five (5) days after the receipt of the Shelf Underwriting Notice. The Company shall, as soon as reasonably practicable, but subject to Section 2.1(b) and subject to market conditions, blackout rights under Section 2.1(c), diligence readiness, and the availability of current financial statements and disclosure required for the offering, use its reasonable best efforts to effect such Shelf Underwriting. The Company shall, at the request of any Shelf Underwriting Initiating Holder or any other Holder of Registrable Securities registered on such Shelf Registration Statement, file any prospectus supplement or, if the applicable Shelf Registration Statement is an Automatic Shelf Registration Statement, any post-effective amendments and otherwise take any action reasonably determined by the Company, after consultation with the Shelf Underwriting Initiating Holders, to be necessary to include therein all disclosure and language deemed necessary or advisable by the Shelf Underwriting Initiating Holders or any other Holder of Shelf Registrable Securities to effect such Shelf Underwriting. Notwithstanding anything to the contrary in this Section 2.1(a)(ii), each Shelf Underwriting initiated by Shelf Underwriting Initiating Holders that do not include the Sponsor must include, in the aggregate, Registrable Securities requested to be sold by the Initiating Holders having an aggregate market value of at least the Minimum Threshold (measured based on the Registrable Securities requested to be sold by the Initiating Holders) and each Shelf Underwriting initiated by the Sponsor must include, in the aggregate, (i) Registrable Securities requested to be sold by the Sponsor Holders having an aggregate market value of at least $50 million or (ii) the majority of Registrable Securities held by the Sponsor Holders. In connection with any Shelf Underwriting (including an Underwritten Block Trade), the Company shall have the right to designate the Manager and each other managing underwriter in connection with any such Shelf Underwriting or Underwritten Block Trade, subject to Shelf Underwriting Initiating Holders’ reasonable approval. If the Shelf Underwriting involves Registrable Securities having an aggregate market value in excess of $50 million, the Company will use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any Underwritten Offering. Notwithstanding the foregoing, if a Shelf Underwriting Initiating Holder wishes to engage in an underwritten block trade or similar transaction or other transaction with a 2-day or less marketing period (collectively, “Underwritten Block Trade”) off of a Shelf Registration Statement, then notwithstanding the foregoing time periods, such Shelf Underwriting Initiating Holder only needs to notify the Company of the Underwritten Block Trade two (2) Business Days prior to the day such offering is to commence and the Holders of record of other Registrable Securities shall not be entitled to notice of such Underwritten Block Trade and shall not be entitled to participate in such Underwritten Block Trade. Notwithstanding the foregoing, the Company shall not be required to effect more than four (4) Underwritten Block Trades in any twelve (12)-month period.

(iii) In addition to the blackout and postponement rights set forth in Section 2.1(c), the Company shall have the right to delay the launch, pricing or closing of any Shelf Underwriting or Underwritten Block Trade if the Board determines in good faith that any of the following circumstances exist: (A) the Company is in possession of material non-public information that cannot be disclosed without adversely affecting the Company or its business; (B) a pending earnings release or other pending disclosure event requires that the offering be delayed; (C) the Company is engaged in, or is imminently planning to engage in, a financing or refinancing transaction; (D) the Company is engaged in acquisition or disposition activity; (E) there is material pending litigation, claims or regulatory developments affecting the Company; or (F) disclosure in the registration statement or prospectus requires updating or correction. Such delay shall not exceed the applicable limits set forth in Section 2.1(c).

(b) (i) At any time that a Shelf Registration Statement as required by Section 2.1(a) is not available for use by the Holders (a “Demand Registration Period”) other than pursuant to Section 2.1(c), subject to this Section 2.1(b) and Sections 2.1(c) and 2.3, and the provisions below with respect to the Minimum Threshold, at any time and from time to time during such Demand Registration Period, each Initiating Holder (or Initiating Holders) shall have the right to require the Company to effect one or more registration statements under the Securities Act covering all or any part of its Registrable Securities by delivering a written request therefor to the Company specifying the number of Registrable Securities to be included in such registration and the intended method of distribution thereof. Any such request by any Initiating Holder or Initiating Holders pursuant to this Section 2.1(b)(i) is referred to herein as a “Demand Registration Request,” and the registration so requested is referred to herein as a “Demand Registration”. Subject to Section 2.1(c), Demand Registrations are subject to the following limitations: (A) no more than two (2) Demand Registrations on Form F-1 or any similar long-form registration statement in the aggregate; (B) no more than one (1) Demand Registration in any six (6)-month period; (C) if an effective Shelf Registration Statement is available for use, or can reasonably be made available promptly, the Company shall not be required to effect a separate Demand Registration and may instead direct the Holders to utilize the available Shelf Registration Statement; and (D) the Company shall not be required to effect a Demand Registration if the requested transaction size (based on the Registrable Securities requested to be sold by the Initiating Holders) is not reasonably expected to support a market underwritten transaction. The Company shall give written notice (the “Demand Exercise Notice”) of such Demand Registration Request to each of the Holders of record of Registrable Securities in accordance with Section 2.2, and, subject to Sections 2.3 and 2.6, shall include in a Demand Registration (x) the Registrable Securities of the Initiating Holders and (y) the Registrable Securities of any other Holder of Registrable Securities which shall have made a written request to the Company for inclusion in such registration pursuant to Section 2.2. Notwithstanding anything to the contrary in this Section 2.1(b)(i), each Demand Registration initiated by Initiating Holders that do not include the Sponsor must include, in the aggregate, , Registrable Securities requested to be sold by the Initiating Holders having an aggregate market value of at least the Minimum Threshold (measured based on the Registrable Securities requested to be sold by the Initiating Holders and not based on the aggregate of all securities proposed to be included by all Participating Holders). In connection with any Demand Registration, the Company shall have the right to designate the Manager and each other managing underwriter in connection with any underwritten offering pursuant to such registration, subject to the Initiating Holders’ reasonable approval; provided that in each case, each such underwriter is reasonably satisfactory to the Company, which approval shall not be unreasonably withheld or delayed.

(ii) The Company shall, as soon as reasonably practicable, but subject to Section 2.1(c), use its reasonable best efforts to (x) file or confidentially submit with the SEC (no later than (A) seventy-five (75) from the Company’s receipt of the applicable Demand Registration Request if the Demand Registration is on Form F-1 or similar long-form registration statement and or (B) forty-five (45) from the Company’s receipt of the applicable Demand Registration Request if the Demand Registration is on Form F-3 or any similar short-form registration), in each case subject to the availability of current financial statements, completion of customary diligence, and compliance with applicable SEC requirements, (y) cause to be declared effective as soon as reasonably practicable such registration statement under the Securities Act that includes the Registrable Securities which the Company has been so requested to register for distribution in accordance with the intended method of distribution, and (z) if requested by the Initiating Holders, use reasonable best efforts to seek acceleration of the effective date of the registration statement relating to such registration where appropriate under the circumstances.

(c) Notwithstanding anything to the contrary in Section 2.1(a) or Section 2.1(b), the Shelf Underwriting and Demand Registration Requests granted in Section 2.1(a) and Section 2.1(b) are subject to the following limitations: (i) the Company shall not be required to cause a registration statement filed pursuant to Section 2.1(b) to be declared effective within a period of ninety (90) days after the effective date of any other registration statement of the Company filed pursuant to the Securities Act (other than a Form F-4, Form S-8 or a comparable form or an equivalent registration form then in effect); (ii) the Company shall not be required to effect more than two (2) Demand Registrations on Form F-1 or any similar long-form registration statement at the request of the Holders in the aggregate; (iii)  if the Board, in its good faith judgment, determines that any registration of Registrable Securities or Shelf Underwriting should not be made or continued because it would materially and adversely interfere with any existing or potential financing, refinancing, acquisition, corporate reorganization, merger, share exchange or other material transaction or event involving the Company or any of its subsidiaries or would otherwise result in the public disclosure of information that the Board in good faith has a bona fide business purpose for keeping confidential (a “Valid Business Reason”), then (x) the Company may postpone filing or confidentially submitting a registration statement relating to a Demand Registration Request or a prospectus supplement relating to a Shelf Underwriting Request until five (5) Business Days after such Valid Business Reason no longer exists, but in no event for more than forty-five (45) days after the date the Board determines a Valid Business Reason exists or (y) if a registration statement has been filed or confidentially submitted relating to a Demand Registration Request or a prospectus supplement has been filed relating to a Shelf Underwriting Request, the Company may, to the extent determined in the good faith judgment of the Board to be reasonably necessary to avoid interference with any of the transactions described above, delay the launch, pricing or closing of any offering, or suspend use of or, if required by the SEC, cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement until five (5) Business Days after such Valid Business Reason no longer exists, but in no event for more than forty-five (45) days after the date the Board determines a Valid Business Reason exists (such period of postponement or withdrawal under this clause (iii), the “Postponement Period”). The Company shall give written notice to the Initiating Holders or Shelf Underwriting Initiating Holders and any other Holders that have requested registration pursuant to Section 2.2 of its determination to postpone or suspend use of or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or suspension or withdrawal no longer exists, in each case, promptly after the occurrence thereof; provided, however, that the Company shall not be entitled to more than three (3) Postponement Periods during any twelve (12) month period.

Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company that the Company has determined to suspend use of, withdraw, terminate or postpone amending or supplementing any registration statement pursuant to clause (c)(iii) above, such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement. If the Company shall have suspended use of, withdrawn or terminated a registration statement filed under Section 2.1(b)(i) (whether pursuant to clause (c)(iii) above or as a result of any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court), the Company shall not be considered to have effected a Demand Registration for the purposes of this Agreement and such request shall not count as a Demand Registration Request under this Agreement until the Company shall have permitted use of such suspended registration statement or filed a new registration statement covering the Registrable Securities covered by the withdrawn or terminated registration statement and such registration statement shall have been declared effective and shall not have been withdrawn. If the Company shall give any notice of suspension, withdrawal or postponement of a registration statement, the Company shall, not later than five (5) Business Days after the Valid Business Reason that caused such suspension, withdrawal or postponement no longer exists (but, with respect to a suspension, withdrawal or postponement pursuant to clause (c)(iii) above, in no event later than sixty (60) days after the date of the suspension, postponement or withdrawal), as applicable, permit use of such suspended registration statement or use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities covered by the withdrawn or postponed registration statement in accordance with this Section 2.1 (unless the Initiating Holders or Shelf Underwriting Initiating Holders shall have withdrawn such request, in which case the Company shall not be considered to have effected a Demand Registration for the purposes of this Agreement and such request shall not count as a Demand Registration Request under this Agreement), and following such permission or such effectiveness such registration shall no longer be deemed to be suspended, withdrawn or postponed pursuant to clause (iv) of Section 2.1(c) above.

(d) No Demand Registration shall be deemed to have occurred for purposes of Section 2.1(b) (i) if the registration statement relating thereto (x) does not become effective, (y) is not maintained effective for a period of at least one hundred eighty (180) days after the effective date thereof or such shorter period during which all Registrable Securities included in such Registration Statement have actually been sold (provided, however, that such period shall be extended for a period of time equal to the period any Holder of Registrable Securities refrains from selling any securities included in such Registration Statement at the request of the Company or an underwriter of the Company), or (z) is subject to a stop order, injunction, or similar order or requirement of the SEC during such period, (ii) for each Initiating Holder, if less than seventy five percent (75%) of the Registrable Securities requested by such Initiating Holder to be included in such Demand Registration are so included pursuant to Section 2.3, (iii) if the method of disposition is a firm commitment underwritten public offering and less than seventy five percent (75%) of the applicable Registrable Securities have been sold pursuant thereto (excluding any Registrable Securities included for sale in the underwriters’ overallotment option), unless such shortfall results from any of the circumstances described in clause (ii) above, or (iv) if the conditions to closing specified in any underwriting agreement, purchase agreement or similar agreement entered into in connection with the registration relating to such request are not satisfied (other than as a result of a default or breach thereunder by such Initiating Holder(s) or its Affiliates or are otherwise waived by such Initiating Holder(s)).

(e) Any Initiating Holder may withdraw or revoke a Demand Registration Request delivered by such Initiating Holder at any time prior to the effectiveness of such Demand Registration by giving written notice to the Company of such withdrawal or revocation and such Demand Registration shall have no further force or effect and such request shall not count as a Demand Registration Request under this Agreement.

2.2. Piggyback Registrations.

(a) If the Company proposes or is required to register any of its equity securities for its own account or for the account of any other shareholder under the Securities Act (other than pursuant to registrations on Form F-4 or Form S-8 or any similar successor forms thereto), the Company shall give written notice (the “Piggyback Notice”) of its intention to do so to each of the Holders of record of Registrable Securities, at least two (2) Business Days prior to the filing of any registration statement under the Securities Act. Notwithstanding the foregoing, the Company may delay any Piggyback Notice until after filing a registration statement where the Company determines in its reasonable discretion that confidentiality or execution sensitivity requires such delay, so long as all recipients of such notice have the same amount of time to determine whether to participate in an offering as they would have had if such notice had not been so delayed. Upon the written request of any such Holder, made within two (2) Business Days following the receipt of any such Piggyback Notice (or within one (1) Business Day following receipt of such Piggyback Notice in the case of an overnight offering, bought deal or other similarly accelerated transaction) (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), and subject to the timely delivery by such Holder of all information and documentation required by the Company in connection with such registration, the Company shall, subject to Sections 2.2(c), 2.3 and 2.6 hereof, use its reasonable best efforts to cause all such Registrable Securities, the Holders of which have so requested the registration thereof, to be registered under the Securities Act with the securities which the Company at the time proposes to register to permit the sale or other disposition by the Holders (in accordance with the intended method of distribution thereof) of the Registrable Securities to be so registered, including, if necessary, by filing with the SEC a post-effective amendment or a supplement to the registration statement filed by the Company or the prospectus related thereto. There is no limitation on the number of such piggyback registrations which the Company is obligated to effect pursuant to the preceding sentence. No registration of Registrable Securities effected under this Section 2.2(a) shall relieve the Company of its obligations to effect Demand Registrations under Section 2.1 hereof. For the avoidance of doubt, this Section 2.2 shall not apply to any Underwritten Block Trade. Notwithstanding anything to the contrary in this Section 2.2, the Company shall have no obligation to effect a Piggyback Registration with respect to any Registrable Securities that, at the time of the applicable Piggyback Notice, are already covered by an effective registration statement filed pursuant to Section 2.1 and available for immediate resale thereunder.

(b) Other than in connection with a Demand Registration or a Shelf Underwriting, at any time after giving a Piggyback Notice and prior to the effective date of the registration statement filed in connection with such registration, if the Company shall determine in its sole discretion for any reason not to register or to delay registration of such equity securities, the Company may, at its election, give written notice of such determination to all Holders of record of Registrable Securities and (x) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration without any liability to any Holder, without prejudice, however, to the rights of Holders under Section 2.1, and (y) in the case of a determination to delay such registration of its equity securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities.

(c) Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw; provided, however, that (i) such request must be made in writing prior to the earlier of the execution by such Holder of the underwriting agreement or the execution by such Holder of the custody agreement with respect to such registration or as otherwise required by the underwriters and (ii) if such withdrawal is made after launch work has materially commenced with respect to the applicable offering, the withdrawing Holder shall bear its own holder-specific incremental costs associated with such withdrawal.

2.3. Allocation of Securities Included in Registration Statement.

(a) If any requested registration or offering made pursuant to Section 2.1 (including a Shelf Underwriting) involves an underwritten offering and the Manager of such offering shall advise the Company in good faith that, in its view, the number of securities requested to be included in such underwritten offering by the Holders of Registrable Securities, the Company or any other Persons exercising contractual registration rights (“Additional Piggyback Rights”) exceeds the largest number of securities (the “Section 2.3(a) Sale Number”) that can be sold in an orderly manner in such underwritten offering within a price range acceptable to the Initiating Holders and the Majority Participating Holders, the Company shall include in such underwritten offering:

(i) first, all Registrable Securities requested to be included in such underwritten offering by the Holders thereof (including pursuant to the exercise of piggyback rights pursuant to Section 2.2); provided, however, that if the number of such Registrable Securities exceeds the Section 2.3(a) Sale Number, the number of such Registrable Securities (not to exceed the Section 2.3(a) Sale Number) to be included in such underwritten offering shall be allocated on a pro rata basis among all Holders (including each Initiating Holder) requesting that Registrable Securities be included in such underwritten offering (including pursuant to the exercise of piggyback rights pursuant to Section 2.2), based on the number of Registrable Securities then owned by each such Holder requesting inclusion in relation to the aggregate number of Registrable Securities owned by all Holders requesting inclusion; and

(ii) second, to the extent that the number of Registrable Securities to be included pursuant to clause (i) of this Section 2.3(a) is less than the Section 2.3(a) Sale Number, any securities that the Company proposes to register for its own account in connection with a bona fide concurrent primary financing by the Company, up to the Section 2.3(a) Sale Number; and (iii) third, to the extent that the number of securities to be included pursuant to clauses (i) and (ii) of this Section 2.3(a) is less than the Section 2.3(a) Sale Number, the remaining securities to be included in such underwritten offering shall be allocated on a pro rata basis among all Persons other than Holders requesting that securities be included in such underwritten offering pursuant to the exercise of Additional Piggyback Rights (“Piggyback Shares”), based on the aggregate number of Piggyback Shares then owned by each Person requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all Persons requesting inclusion, up to the Section 2.3(a) Sale Number. Notwithstanding the foregoing, the Company shall have the right to defer or delay any Shelf Underwriting or Demand Registration under this Section 2.3(a) pursuant to its blackout and postponement rights under Section 2.1(c) rather than proceeding with a registration or offering in a financing-sensitive window, and nothing in this Section 2.3(a) shall limit such rights.

(b) If any registration or offering made pursuant to Section 2.2 involves an underwritten primary offering on behalf of the Company and the Manager shall advise the Company that, in its view, the number of securities requested to be included in such underwritten offering by the Holders of Registrable Securities, the Company or any other Persons exercising Additional Piggyback Rights exceeds the largest number of securities (the “Section 2.3(b) Sale Number”) that can be sold in an orderly manner in such underwritten offering within a price range acceptable to the Company, the Company shall include in such underwritten offering:

(i) first, all equity securities that the Company proposes to register for its own account; and

(ii) second, to the extent that the number of securities to be included pursuant to clause (i) of this Section 2.3(b) is less than the Section 2.3(b) Sale Number, the remaining Registrable Securities to be included in such underwritten offering shall be allocated on a pro rata basis among all Holders requesting that Registrable Securities be included in such underwritten offering pursuant to the exercise of piggyback rights pursuant to Section 2.2(a), based on the aggregate number of Registrable Securities then owned by each such Holder requesting inclusion in relation to the aggregate number of Registrable Securities owned by all Holders requesting inclusion, up to the Section 2.3(b) Sale Number; provided that the Company may, upon the advice of the managing underwriter that inclusion of all or any portion of the Holders’ Registrable Securities would materially adversely affect the timing, pricing or success of the Company’s offering, exclude all or any portion of such Registrable Securities from such offering; and (iii) third, to the extent that the number of securities to be included pursuant to clauses (i) and (ii) of this Section 2.3(b) is less than the Section 2.3(b) Sale Number, the remaining securities to be included in such underwritten offering shall be allocated on a pro rata basis among all Persons requesting that Piggyback Shares be included in such underwritten offering pursuant to the exercise of Additional Piggyback Rights, based on the aggregate number of Piggyback Shares then owned by each Person requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all Persons requesting inclusion, up to the Section 2.3(b) Sale Number.

(c) If any registration pursuant to Section 2.2 involves an underwritten offering that was initially requested by any Person(s) (other than a Holder) to whom the Company has granted registration rights which are not inconsistent with the rights granted in, and do not otherwise conflict with the terms of, this Agreement and the Manager shall advise the Company that, in its view, the number of securities requested to be included in such underwritten offering exceeds the largest number of securities (the “Section 2.3(c) Sale Number”) that can be sold in an orderly manner in such underwritten offering within a price range acceptable to the Company, the Company shall include in such underwritten offering:

(i) first, if the Company is also selling securities in such offering, all securities that the Company proposes to register for its own account, up to the Section 2.3(c) Sale Number; and thereafter, the shares requested to be included in such underwritten offering shall be allocated on a pro rata basis among such Person(s) requesting the registration and all Holders requesting that Registrable Securities be included in such underwritten offering pursuant to the exercise of piggyback rights pursuant to Section 2.2(a), based on the aggregate number of securities or Registrable Securities, as applicable, then owned by each of the foregoing requesting inclusion in relation to the aggregate number of securities or Registrable Securities, as applicable, owned by all such Persons and Holders requesting inclusion, up to the Section 2.3(c) Sale Number; and

(ii) second, to the extent that the number of securities to be included pursuant to clause (i) of this Section 2.3(c) is less than the Section 2.3(c) Sale Number, the remaining securities to be included in such underwritten offering shall be allocated on a pro rata basis among all Persons requesting that Piggyback Shares be included in such underwritten offering pursuant to the exercise of Additional Piggyback Rights, based on the aggregate number of Piggyback Shares then owned by each Person requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all Persons requesting inclusion, up to the Section 2.3(c) Sale Number; and (iii) third, to the extent that the number of securities to be included pursuant to clauses (i) and (ii) of this Section 2.3(c) is less than the Section 2.3(c) Sale Number, and if not already included pursuant to clause (i) above, any equity securities that the Company proposes to register for its own account, up to the Section 2.3(c) Sale Number. The Company acknowledges that it may grant registration rights in future financing or strategic transactions, and nothing in this Section 2.3(c) shall be construed to limit the Company’s ability to do so, provided that such rights are not materially inconsistent with the rights of Holders under this Agreement in accordance with Section 2.10.

(d) If, as a result of the proration provisions set forth in clauses (a), (b) or (c) of this Section 2.3, any Holder shall not be entitled to include all Registrable Securities in an underwritten offering that such Holder has requested be included, such Holder may elect to withdraw such Holder’s request to include Registrable Securities in the registration to which such underwritten offering relates or may reduce the number requested to be included; provided, however, that (x) such request must be made in writing prior to the earlier of such Holder’s execution of the underwriting agreement or such Holder’s execution of the custody agreement with respect to such registration and (y) such withdrawal or reduction shall be irrevocable and, after making such withdrawal or reduction, such Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal or reduction was made to the extent of the Registrable Securities so withdrawn or reduced. Following any such withdrawal or reduction by a Holder, the Company and the managing underwriter shall have the right to reallocate any resulting available capacity among the remaining Participating Holders and/or the Company in their reasonable discretion, and such reallocation shall not create any delay rights or recirculation obligations for any party except as required by applicable law.

2.4. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to effect or cause the registration of and/or participate in any offering or sale of any Registrable Securities under the Securities Act as provided in this Agreement (or use reasonable best efforts to accomplish the same), the Company shall, as soon as reasonably practicable, subject to this Agreement, market conditions, blackout rights under Section 2.1(c), underwriter requirements and applicable law:

(a) prepare and file all filings with the SEC and FINRA as soon as practicable required for the consummation of the offering, including preparing and filing with the SEC a registration statement on an appropriate registration form of the SEC for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof, which registration form (i) shall be selected by the Company (except as provided for in a Demand Registration Request) and (ii) shall, in the case of a shelf registration, be available for the sale of the Registrable Securities by the selling Holders thereof and such registration statement shall comply as to form in all material respects with the requirements of the applicable registration form and include all financial statements required by the SEC to be filed therewith, and the Company shall use its reasonable best efforts to cause such registration statement to become effective and remain continuously effective for such period as required by this Agreement (provided, however, that as far in advance as reasonably practicable before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or state “blue sky” laws of any jurisdiction, or any free writing prospectus related thereto, the Company will furnish to the Holders participating in the planned offering and to the Manager, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to their reasonable review and reasonable comment, and the Company shall consider such timely comments in good faith; provided that the Company retains sole control over the content and timing of all SEC filings, and Holder comment rights shall be limited to (x) information concerning such Holders, (y) the plan of distribution, and (z) offering mechanics directly relating to such Holders; provided, further, that no Holder or underwriter shall have any right to object to or delay any filing on the basis of any matter other than the foregoing); provided, further, that, notwithstanding the foregoing, in no event shall the Company be required to file any document with the SEC which in the view of the Company or its counsel contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make any statement therein not misleading;

(b) (i) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith and such free writing prospectuses and Exchange Act reports as may be necessary to keep such registration statement continuously effective for the period expressly required under this Agreement, subject to the suspension and blackout rights set forth herein, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement, and any prospectus so supplemented to be filed pursuant to Rule 424 under the Securities Act, in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (ii) provide notice to such sellers of Registrable Securities and the Manager, if any, of the Company’s reasonable determination that a post-effective amendment to a registration statement would be appropriate;

(c) furnish, without charge, to each Participating Holder and each underwriter, if any, of the securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits), the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, each free writing prospectus utilized in connection therewith, in each case, in conformity with the requirements of the Securities Act, and other documents, as such seller and underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller (the Company hereby consenting to the use in accordance with all applicable laws of each such registration statement (or amendment or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) or free writing prospectus by each such Participating Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus); provided that electronic delivery shall be deemed sufficient for purposes of this Section 2.4(c);

(d) use its reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or state “blue sky” laws of such jurisdictions as any sellers of Registrable Securities or any managing underwriter, if any, shall reasonably request in writing, and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions (including keeping such registration or qualification in effect for so long as such registration statement remains in effect), except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (d), be required to be so qualified, to subject itself to taxation in any such jurisdiction, consent to general service of process in any such jurisdiction, incur any material tax burden in any such jurisdiction, or incur any material regulatory burden in any foreign jurisdiction;

(e) promptly notify each Participating Holder and each managing underwriter, if any: (i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto, any post-effective amendment to the registration statement or any free writing prospectus has been filed with the SEC and, with respect to the registration statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or state “blue sky” laws of any jurisdiction or the initiation of any proceeding for such purpose; (v) of the existence of any fact of which the Company becomes aware which results in the registration statement or any amendment thereto, the prospectus related thereto or any supplement thereto, any document incorporated therein by reference, any free writing prospectus or the information conveyed at the time of sale to any purchaser containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading; and (vi) if at any time the representations and warranties contemplated by any underwriting agreement, securities sale agreement, or other similar agreement, relating to the offering shall cease to be true and correct in all material respects (unless otherwise qualified by materiality in which case such representations and warranties shall cease to be true and correct in all respects); and, if the notification relates to an event described in clause (v), the Company shall determine whether a Postponement Period applies, and unless the Company has declared that a Postponement Period exists, the Company shall promptly prepare and furnish to each such seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading;

(f) comply (and continue to comply) with all applicable rules and regulations of the SEC (to the extent required by applicable law) (including maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)) and internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)) in accordance with the Exchange Act), it being understood that this Section 2.4(f) does not create contractual standards above those required by applicable securities laws, and make generally available to its security holders (including by way of filings with the SEC), as soon as reasonably practicable after the effective date of the registration statement (and in any event within forty-five (45) days, or ninety (90) days if it is a fiscal year, after the end of such twelve month period described hereafter), an earnings statement (which need not be audited) covering the period of at least twelve (12) consecutive months beginning with the first day of the Company’s first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(g) (i) (A) use its reasonable best efforts to cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed, to the extent permitted by the rules of such exchange and subject to the Company’s eligibility therefor, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (B) if no similar securities are then so listed, use its reasonable best efforts to either cause all such Registrable Securities to be listed on a national securities exchange or to secure designation of all such Registrable Securities as a New York Stock Exchange “national market system security” within the meaning of Rule 11Aa2-1 of the Exchange Act or, failing that, secure New York Stock Exchange authorization for such shares and, without limiting the generality of the foregoing, take all actions that may be required by the Company as the issuer of such Registrable Securities in order to facilitate the managing underwriter’s arranging for the registration of at least two market makers as such with respect to such shares with FINRA, and (ii) comply (and continue to comply) with the requirements of any self-regulatory organization applicable to the Company, including all corporate governance requirements;

(h) cause its senior management, officers and employees to participate in, and to otherwise facilitate and cooperate with the preparation of the registration statement and prospectus and any amendments or supplements thereto (including participating in meetings, drafting sessions, due diligence sessions and rating agency presentations) to a commercially reasonable extent, taking into account the Company’s reasonable business needs and the reasonable availability of management personnel;

(i) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement and, in the case of any secondary equity offering, provide and enter into any reasonable agreements with a custodian for the Registrable Securities;

(j) enter into such customary agreements (including, if applicable, an underwriting agreement customary for the applicable transaction type) and take such other actions as the Initiating Holder or the Majority Participating Holders or the underwriters shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (it being understood that the Holders of the Registrable Securities which are to be distributed by any underwriters shall be parties to any such underwriting agreement and may, at their option, require that the Company make for the benefit of such Holders the representations, warranties and covenants of the Company which are being made to and for the benefit of such underwriters); provided that no Holder shall have the right to require the Company to make representations, warranties, covenants, bring-downs, comfort letters or other protections that are not customary for the applicable transaction type;

(k) use its reasonable best efforts (i) to obtain opinions from the Company’s counsel, including local and/or regulatory counsel, and a “comfort” letter and updates thereof from the independent public accountants who have certified the financial statements of the Company (and/or any other financial statements) included or incorporated by reference in such registration statement, in each case, to the extent customary for the applicable offering type and subject to the availability of such opinions and letters from the relevant professionals on customary terms, in customary form and covering such matters as are customarily covered by such opinions and “comfort” letters (including, in the case of such “comfort” letter, events subsequent to the date of such financial statements) delivered to underwriters in underwritten public offerings, which opinions and letters shall be dated the dates such opinions and “comfort” letters are customarily dated and otherwise reasonably satisfactory to the underwriters, if any, and (ii) furnish to each Participating Holder and to each underwriter, if any, a copy of such opinions and letters addressed to such underwriter to the extent customary and permitted by the relevant professionals;

(l) deliver promptly to counsel for the Majority Participating Holders and to each managing underwriter, if any, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by counsel for the Majority Participating Holders, by counsel for any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by the Majority Participating Holders or any such underwriter, in each case in connection with underwritten offerings only, during regular business hours, all customary diligence materials reasonably necessary for the applicable offering, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such counsel for the Majority Participating Holders, counsel for an underwriter, attorney, accountant or agent in connection with such registration statement;

(m) use its reasonable best efforts to prevent the issuance or obtain the prompt withdrawal of any order suspending the effectiveness of the registration statement, or the prompt lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, in each case, as promptly as reasonably practicable;

(n) provide a CUSIP number for all Registrable Securities, not later than the effective date of the registration statement;

(o) use its reasonable best efforts to make available its senior management for participation in “road shows” and other marketing efforts and otherwise provide reasonable assistance to the underwriters (taking into account the Company’s reasonable business needs and the requirements of the marketing process) in the marketing of Registrable Securities in any marketed underwritten offering where the aggregate market value of Registrable Securities included in such offering exceeds $50 million; provided that (i) no road show obligation shall apply in connection with any Underwritten Block Trade or any offering that does not involve a formal marketing period, and (ii) any road show obligation shall be subject to the reasonable availability of management;

(p) promptly prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after the initial filing or confidential submission of such registration statement), and prior to the filing or use of any free writing prospectus, provide copies of such document to counsel for the Majority Participating Holders and to each managing underwriter, if any, and make the Company’s representatives reasonably available for discussion of such document and make such changes in such document concerning information specifically relating to the Participating Holders or offering-specific disclosure directly relating to such Holders contained therein prior to the filing thereof as counsel for the Majority Participating Holders or underwriters may reasonably request (provided, however, that, notwithstanding the foregoing, in no event shall the Company be required to file or confidentially submit any document with the SEC which in the view of the Company or its counsel contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make any statement therein not misleading);

(q) furnish to counsel for the Majority Participating Holders and to each managing underwriter, without charge, upon request, at least one conformed copy of the registration statement and any post-effective amendments or supplements thereto, including financial statements and schedules, all documents incorporated therein by reference, the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus), any other prospectus and prospectus supplement filed under Rule 424 under the Securities Act and all exhibits (including those incorporated by reference) and any free writing prospectus utilized in connection therewith;

(r) cooperate with the Participating Holders and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement at least two (2) Business Days prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the Participating Holders at least two (2) Business Days prior to any sale of Registrable Securities and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereof (and, in the case of Registrable Securities registered on a Shelf Registration Statement, at the request of any Holder, prepare and deliver certificates representing such Registrable Securities not bearing any restrictive legends and deliver or cause to be delivered an opinion or instructions to the transfer agent in order to allow such Registrable Securities to be sold from time to time); provided that the Company shall have no obligation to remove any restrictive legend or release any stop transfer order where contractual or legal restrictions continue to apply to the relevant securities;

(s) include in any prospectus or prospectus supplement such updated financial or business information for the Company’s most recent period as the Company reasonably determines is appropriate, legally permissible and customary for marketing the applicable offering; provided that the Company shall not be required to include in any prospectus or prospectus supplement (i) nonpublic forecasts, (ii) estimated results or ranges of results, (iii) earnings guidance or guidance ranges, or (iv) any other material non-public information not otherwise intended for public disclosure at such time;

(t) include in any prospectus or prospectus supplement if requested by any managing underwriter updated financial or business information for the Company’s most recent period or current quarterly period (including estimated results or ranges of results) if required for purposes of marketing the offering in the view of the managing underwriter;

(u) take no direct or indirect action prohibited by Regulation M under the Exchange Act; provided, however, that to the extent that any prohibition is applicable to the Company, the Company will use its reasonable best efforts to make any such prohibition inapplicable;

(v) use its reasonable best efforts to cause the Registrable Securities covered by the applicable registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Participating Holders or the underwriters, if any, to consummate the disposition of such Registrable Securities;

(w) take all such other commercially reasonable actions as are customary and as are necessary or advisable under applicable law in order to expedite or facilitate the disposition of such Registrable Securities;

(x) take all reasonable action to ensure that any free writing prospectus utilized in connection with any registration covered by Section 2.1 or 2.2 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, prospectus supplement and related documents, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(y) in connection with any underwritten offering, if at any time the information conveyed to a purchaser at the time of sale includes any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, promptly file with the SEC such amendments or supplements to such information as may be necessary so that the statements as so amended or supplemented will not, in the light of the circumstances, be misleading;

(z) to the extent required by applicable rules and regulations of FINRA, retain a Qualified Independent Underwriter acceptable to the managing underwriter; and

(aa) use commercially reasonable best efforts, in good faith, to cooperate with the managing underwriters, Participating Holders, any indemnitee of the Company and their respective counsel in connection with the preparation and filing of any applications, notices, registrations and responses to requests for additional information with FINRA, Nasdaq, or any other national securities exchange on which the Ordinary Shares are listed.

To the extent the Company is a WKSI at the time any Demand Registration Request is submitted to the Company, the Company shall file an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “Automatic Shelf Registration Statement”) on Form F-3 which covers those Registrable Securities which are requested to be registered. The Company shall not knowingly take any action primarily for the purpose of causing it to cease to be a WKSI or to become an ineligible issuer (as defined in Rule 405 under the Securities Act) during the period during which such Automatic Shelf Registration Statement is required to remain effective. If the Company does not pay the filing fee covering the Registrable Securities at the time the Automatic Shelf Registration Statement is filed, the Company shall pay such fee at such time or times as the Registrable Securities are to be sold in compliance with applicable SEC rules. If any Automatic Shelf Registration Statement has been effective for at least three (3) years, the Company shall, at or prior to the end of the third year, file a new shelf registration statement covering the Registrable Securities. Notwithstanding anything to the contrary herein, if at any time the Company is required to re-evaluate its WKSI status and determines that it is no longer a WKSI, the Company shall not be required to file or maintain an Automatic Shelf Registration Statement and its obligation hereunder shall instead be to use its reasonable best efforts to file, as promptly as reasonably practicable, a shelf registration statement on Form F-3 or, if Form F-3 is then unavailable, on Form F-1, and to keep such registration statement effective for so long as required by this Agreement.

The Company may require as a condition precedent to the Company’s obligations under this Section 2.4 that each Participating Holder as to which any registration is being effected (i) furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request (including as required under state securities laws), provided that such information is necessary for the Company to consummate such registration and shall be used only in connection with such registration and (ii) provide any underwriters participating in the distribution of such securities such information as the underwriters may request and execute and deliver any agreements, certificates or other documents as the underwriters may request. If any Holder fails to timely furnish accurate and complete information required pursuant to this Section 2.4, the Company may, without liability, exclude such Holder’s Registrable Securities from the applicable registration or offering.

Each Holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (v) of paragraph (e) of this Section 2.4, such Holder will discontinue such Holder’s disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 2.4 and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. In the event the Company shall give any such notice, the applicable period mentioned in paragraph (b) of this Section 2.4 shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each Participating Holder covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 2.4.

The Company agrees not to file or make any amendment to any registration statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus, or any free writing prospectus, which amendment refers to any Holder covered thereby by name, or otherwise identifies such Holder, without the consent of such Holder, such consent not to be unreasonably withheld or delayed, unless such disclosure is required by law, in which case the Company shall provide written notice to such Holders no less than five (5) Business Days prior to the filing.

2.5. Registration Expenses.

(a) The Company shall pay all Expenses with respect to any registration or offering of Registrable Securities pursuant to Section 2, whether or not a registration statement becomes effective or the offering is consummated.

(b) Notwithstanding the foregoing, (x) the provisions of this Section 2.5 shall be deemed amended to the extent necessary to cause these expense provisions to comply with state “blue sky” laws of each state in which the offering is made and (y) in connection with any underwritten offering hereunder, each Participating Holder shall pay all underwriting discounts and commissions and any transfer taxes, if any, attributable to the sale of such Registrable Securities, pro rata with respect to payments of discounts and commissions in accordance with the number of shares sold in the offering by such Participating Holder.

2.6. Certain Limitations on Registration Rights. In the case of any registration under Section 2.1 involving an underwritten offering, or, in the case of a registration under Section 2.2, if the Company has determined to enter into an underwriting agreement in connection therewith, all securities to be included in such underwritten offering shall be subject to such underwriting agreement and no Person may participate in such underwritten offering unless such Person (i) agrees to sell such Person’s securities on the basis provided therein and completes and executes all reasonable questionnaires, and other customary documents (including custody agreements, powers of attorney, indemnities, lock-up agreements) which must be executed in connection therewith; provided, however, that all such documents shall be consistent with the provisions hereof and (ii) provides such other information to the Company or the underwriter as may be necessary to register such Person’s securities. If any Holder fails to execute required customary documents or provide requested information by the deadline reasonably established by the Company or the underwriters in connection with any registration or offering, the Company may, without liability to such Holder, exclude such Holder’s Registrable Securities from such registration or offering. Any lock-up or related undertakings required of Holders in connection with any registration or offering shall be customary for the applicable transaction type and no more restrictive than those imposed on similarly situated selling shareholders participating in such offering.

2.7. Limitations on Sale or Distribution of Other Securities.

(a) Each Holder that is a director or officer of the Company agrees, to the extent requested by the Manager of any underwritten public offering pursuant to a registration or offering effected pursuant to Section 2.1 (including any Shelf Underwriting pursuant to Section 2.1(a)) or Section 2.2 (including any offering effected by the Company for its own account ), not to sell, transfer or otherwise dispose of, including any sale pursuant to Rule 144, any Ordinary Shares or Ordinary Share Equivalents (other than as part of such underwritten public offering) during the time period reasonably requested by the Manager, not to exceed the period from seven days prior to the pricing date of such offering until ninety (90) days after the pricing date of such offering or such shorter period as agreed by the Manager, the Company or any executive officer or director of the Company.

(b) The Company hereby agrees that, in connection with any firmly underwritten marketed offering pursuant to Section 2.1 (including any Shelf Underwriting pursuant to Section 2.1(a)) or 2.2, the Company shall not sell, transfer, or otherwise dispose of, any Ordinary Shares or Ordinary Share Equivalent (other than as part of such underwritten public offering, a registration on Form F-4 or Form S-8 or any successor or similar form which is (x) then in effect or (y) shall become effective upon the conversion, exchange or exercise of any then outstanding Ordinary Share Equivalent), until a period from seven days prior to the pricing date of such offering until ninety (90) days after the pricing date of such offering or such shorter period as the Manager, the Company or any executive officer or director of the Company shall agree to and the Company shall so provide in any registration rights agreements hereafter entered into with respect to any of its securities.

2.8. No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement. A Holder is not required to include any of its Registrable Securities in any registration statement, is not required to sell any of its Registrable Securities which are included in any effective registration statement, and may sell any of its Registrable Securities in any manner in compliance with applicable law (subject to applicable lock-up restrictions) even if such shares are already included on an effective registration statement.

2.9. Indemnification.

(a) In the event of any registration or offer and sale of any securities of the Company under the Securities Act pursuant to this Section 2, the Company will (without limitation as to time), and hereby agrees to, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Participating Holder, its directors, officers, employees, stockholders, members, general and limited partners, agents, affiliates, representatives, successors and assigns (and the directors, officers, employees, stockholders, members, general and limited partners, agents, affiliates, representatives, successors and assigns thereof), each other Person who participates as a seller (and its directors, officers, employees, stockholders, members, general and limited partners, agents, affiliates, representatives, successors and assigns), underwriter or Qualified Independent Underwriter, if any, in the offering or sale of such securities, each officer, director, employee, stockholder, managing director, agent, affiliate, representative, successor, assign or partner of such underwriter or Qualified Independent Underwriter, and each other Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such seller or any such underwriter or Qualified Independent Underwriter and each director, officer, employee, stockholder, managing director, agent, affiliate, representative, successor, assign or partner of such controlling Person, from and against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company’s consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise in respect thereof (collectively, “Claims”), insofar as such Claims arise out of, are based upon, relate to or are in connection with (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or any free writing prospectus utilized in connection therewith, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent such Claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus or free writing prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such seller.

(b) Each Participating Holder (and, if the Company requires as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 2.1 or 2.2, any underwriter and Qualified Independent Underwriter, if any) shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.9) to the extent permitted by law the Company, its officers and its directors, each Person controlling the Company within the meaning of the Securities Act and all other prospective sellers and their directors, officers, stockholders, fiduciaries, managing directors, agents, affiliates, representatives, successors, assigns or general and limited partners and respective controlling Persons with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or any free writing prospectus utilized in connection therewith, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such Participating Holder specifically for use in the relevant disclosure document, and each such Participating Holder, underwriter or Qualified Independent Underwriter, if any, shall reimburse such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the aggregate amount which any such Participating Holder shall be required to pay pursuant to this Section 2.9 (including pursuant to indemnity, contribution or otherwise) shall in no case be greater than the amount of the net proceeds received by such Participating Holder upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such Claim; provided, further, that such Participating Holder shall not be liable in any such case to the extent that prior to the filing or confidential submission of any such registration statement or prospectus or amendment thereof or supplement thereto, or any free writing prospectus utilized in connection therewith, such Participating Holder has furnished in writing to the Company information expressly for use in such registration statement or prospectus or any amendment thereof or supplement thereto or free writing prospectus which corrected or made not misleading information previously furnished to the Company. The Company and each Participating Holder hereby acknowledge and agree that, unless otherwise expressly agreed to in writing by such Participating Holders to the contrary, for all purposes of this Agreement, the only information furnished or to be furnished to the Company for use in any such registration statement, preliminary, final or summary prospectus or amendment or supplement thereto, or any free writing prospectus, are statements specifically relating to (i) the beneficial ownership of Ordinary Shares by such Participating Holder and its Affiliates as disclosed in the section of such document entitled “Selling Stockholders” or “Principal and Selling Stockholders” and (ii) the name and address of such Participating Holder. If any additional information about such Holder or the plan of distribution (other than for an underwritten offering) is required by law to be disclosed in any such document, then such Holder shall not unreasonably withhold its agreement referred to in the immediately preceding sentence. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

(c) Indemnification similar to that specified in the preceding paragraphs (a) and (b) of this Section 2.9 (with appropriate modifications) shall be given by the Company and each Participating Holder, to the extent permitted by law, with respect to any required registration or other qualification of securities under any applicable securities and state “blue sky” laws.

(d) Any Person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.9, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.9, except to the extent the indemnifying party is materially and actually prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 2.9. In case any action or proceeding is brought against an indemnified party and such indemnified party shall have notified the indemnifying party of the commencement thereof (as required above), the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties exists in respect of such Claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within twenty (20) days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal or equitable defenses available to such indemnified party which are not available to the indemnifying party or which may conflict with or be different from those available to another indemnified party with respect to such Claim; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have made a conclusion described in clause (ii) or (iii) above) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with such consent or if there be a final judgment for the plaintiff, such indemnifying party agrees to indemnify each indemnified party from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment includes an unconditional release of the indemnified party from all liability arising out of such action or claim.

(e) If for any reason the foregoing indemnity is unavailable, unenforceable or is insufficient to hold harmless an indemnified party under Sections 2.9(a), (b) or (c), then each applicable indemnifying party shall contribute to the amount paid or payable to such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such Claim. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if any contribution pursuant to this Section 2.9(e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 2.9(e). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 2.9(e) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 2.9(e) to contribute any amount greater than the amount of the net proceeds received by such indemnifying party from the sale of Registrable Securities pursuant to the registration statement giving rise to such Claim, less the amount of any indemnification payment made by such indemnifying party pursuant to Sections 2.9(b) and (c). In addition, no Holder of Registrable Securities or any Affiliate thereof shall be required to pay any amount under this Section 2.9(e) unless such Person or entity would have been required to pay an amount pursuant to Section 2.9(b) if it had been applicable in accordance with its terms.

(f) The indemnity and contribution agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

(g) The indemnification and contribution required by this Section 2.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

2.10. No Inconsistent Agreements. The Company shall not enter into any agreement with respect to its securities that materially and adversely impairs the rights of the Holders under this Agreement, taken as a whole, without the consent required under Section 4.4. For the avoidance of doubt, the Company retains the right to grant registration rights to future investors, lenders, strategic partners or other Persons in connection with “PIPEs,” financing transactions, acquisition-related transactions or other strategic arrangements, provided that such rights do not materially and adversely impair the rights of the Holders under this Agreement, taken as a whole.

Section 3. Underwritten Offerings.

3.1. Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering pursuant to a registration requested under Section 2.1, the Company shall enter into a customary underwriting agreement with the underwriters. Such underwriting agreement shall (i) be satisfactory in form and substance to the Initiating Holders and the Majority Participating Holders, (ii) contain terms not inconsistent with the provisions of this Agreement and (iii) contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally prevailing in agreements of that type, including indemnities and contribution agreements on substantially the same terms as those contained herein or as otherwise customary for the lead underwriter. The Company shall determine the terms of any underwriting agreement in consultation with the underwriters and the Initiating Holders. Every Participating Holder shall be a party to such underwriting agreement. Each Participating Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than customary representations of a selling shareholder, including representations, warranties or agreements regarding its ownership of and title to the Registrable Securities, any written information specifically provided by such Participating Holder for inclusion in the registration statement and its intended method of distribution; and any liability of such Participating Holder to any underwriter or other Person under such underwriting agreement for indemnity, contribution or otherwise shall in no case be greater than the amount of the net proceeds received by such Participating Holder upon the sale of Registrable Securities pursuant to such registration statement and in no event shall relate to anything other than information about such Holder specifically provided by such Holder for use in the registration statement and prospectus. Each Participating Holder may be required to execute customary lock-up agreements, custody agreements, powers of attorney and related selling shareholder documents as are customary for the applicable transaction type and consistent with the terms of this Agreement.

3.2. Piggyback Underwritten Offerings. In the case of a registration pursuant to Section 2.2, if the Company shall have determined to enter into an underwriting agreement in connection therewith, all of the Participating Holders’ Registrable Securities to be included in such registration shall be subject to such underwriting agreement. The Company and the managing underwriter shall control the structure, timing and terms of the offering, subject to the rights of Holders expressly set forth in this Agreement. Each such Participating Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than customary representations of a selling shareholder, including representations, warranties or agreements regarding its ownership of and title to the Registrable Securities, any written information specifically provided by such Participating Holder for inclusion in the registration statement and its intended method of distribution; and any liability of such Participating Holder to any underwriter or other Person under such underwriting agreement shall in no case be greater than the amount of the net proceeds received by such Participating Holder upon the sale of Registrable Securities pursuant to such registration statement and in no event shall relate to anything other than information about such Holder specifically provided by such Holder for use in the registration statement and prospectus. Each Participating Holder may be required to execute customary lock-up agreements, custody agreements, powers of attorney and related selling shareholder documents as are customary for the applicable transaction type and consistent with the terms of this Agreement.

Section 4. General.

4.1. Adjustments Affecting Registrable Securities. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Registrable Securities, to any and all shares of capital stock of the Company, any successor or assign of the Company (whether by merger, share exchange, consolidation, sale of assets or otherwise) or any Subsidiary or parent company of the Company which may be issued in respect of, in exchange for or in substitution of, Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

4.2. Rule 144. The Company covenants that (i) so long as it remains subject to the reporting provisions of the Exchange Act, it will use commercially reasonable efforts to file the reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1)(i) of Rule 144 under the Securities Act, as such Rule may be amended (“Rule 144”)) or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales by such Holder under Rule 144, or any similar rules or regulations hereafter adopted by the SEC, and (ii) it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144, or  any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will promptly deliver to such Holder a written statement as to whether it has complied with such requirements.

4.3. Nominees for Beneficial Owners. If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement); provided, however, that the Company shall have received evidence reasonably satisfactory to it of such beneficial ownership.

4.4. Amendments and Waivers. Upon the written consent of the Company and Holders of at least a majority in interest of the Registrable Securities held by all Holders at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that: (i) any amendment or waiver that disproportionately and adversely affects the Sponsor Holders as a group relative to the other Holders shall require the consent of Holders of a majority of the Registrable Securities held by the Sponsor Holders at the time in question; (ii) any amendment or waiver that disproportionately and adversely affects the Other Holders as a group relative to the other Holders shall require the consent of Holders of a majority of the Registrable Securities held by the Other Holders as a group at the time in question; (iii) any amendment or waiver that disproportionately and adversely affects one Holder or group of affiliated Holders, solely in its capacity as a holder of shares of capital stock of the Company, in a manner that is materially different from the other Holders shall require the consent of such Holder or group of affiliated Holders so affected; and (iv) the Company may make technical, ministerial, conforming or immaterial amendments to this Agreement without the consent of any Holder; provided that the Company provides written notice of any such amendment to all Holders within ten (10) Business Days of making such amendment.

4.5. Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) if personally delivered, on the date of delivery, (ii) if delivered by express courier service of national standing (with charges prepaid), on the Business Day following the date of delivery to such courier service, (iii) if deposited in the United States mail, first-class postage prepaid, on the fifth (5th) Business Day following the date of such deposit, (iv) if delivered by facsimile transmission, upon confirmation of successful transmission, (x) on the date of such transmission, if such transmission is completed at or prior to 5:00 p.m., local time of the recipient party on a Business Day, and (y) on the next Business Day following the date of transmission, if such transmission is completed after 5:00 p.m., local time of the recipient party, or is transmitted on a day that is not a Business Day, or (v) if via e-mail communication, on the date of delivery. All notices, demands and other communications hereunder shall be delivered as set forth below and to any subsequent holder of Stock subject to this Agreement at such address as indicated by the Company’s records, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

if to the Company, to:

c/o newcleo plc

55 South Audley Street
London, W1K 2QH
Attention: Khalil Bukhari, General Counsel
Email: ***

with a copy (not to constitute notice) to:

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017
Attention: Yasin Keshvargar
Email: ***

if to any Holder, to the address set forth opposite the name of such Holder on the signature pages hereto or such other address indicated in the records of the Company.

4.6. Successors and Assigns; Third-Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors, permitted assigns, heirs and personal representatives of the parties hereto, whether so expressed or not (including any Permitted Transferees). This Agreement may not be assigned by the Company without the prior written consent of the Holders. No Holder shall have the right to assign all or part of its or his rights and obligations under this Agreement to any Person, other than to a Permitted Transferee of such Holder, without the consent of the Company and unless such Person duly executes and delivers to the Company a Joinder Agreement. No assignment of rights under this Agreement shall be effective until the applicable Joinder Agreement has been duly executed and delivered by the transferee and reflected in the Company’s records. Rights under this Agreement may only be transferred in connection with, and as an incident to, a bona fide transfer of the underlying Registrable Securities to the applicable transferee, and may not be transferred independently of such underlying securities. No fragmentation or partial assignment of rights shall be permitted in a manner that unreasonably increases the administrative burden on the Company. Upon any such assignment, such assignee shall have and be able to exercise and enforce all rights of the assigning Holder which are assigned to it and, to the extent such rights are assigned, any reference to the assigning Holder shall be treated as a reference to the assignee. If any Holder shall acquire additional Registrable Securities, such Registrable Securities shall be subject to all of the terms, and entitled to all the benefits, of this Agreement. Additional Persons may become parties to this Agreement as Holders with the consent of the Company (not to be unreasonably withheld or delayed), by executing and delivering to the Company the Joinder Agreement. Prior to the expiration of an applicable lock-up period, no Holder may assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, except in connection with a transfer of Registrable Securities by such Holder to a Permitted Transferee but only if such Permitted Transferee executes and delivers to the Company the Joinder Agreement.

4.7. Termination.

(a) The obligations of the Company and a Holder under this Agreement, in each case solely with respect to such Holder, will terminate upon the earlier of:

(i) the date on which such Holder no longer holds any Registrable Securities; or

(ii) the later of (A) the date on which such Holder no longer beneficially owns at least 1% of the then outstanding Ordinary Shares or Ordinary Share Equivalents, and such Holder (notwithstanding any beneficial ownership of Ordinary Shares or Ordinary Share Equivalents by such Holder) is not an Affiliate of the Company and (B) the date on which such Holder is eligible to sell its Registrable Securities pursuant to Rule 144 without limitation as to volume or manner of sale (regardless of whether such Holder has actually disposed of such securities).

(b) This Agreement shall terminate on the date that is five (5) years from date hereof.

(c) Notwithstanding clauses (a) and (b) above, Section 2.5, Section 2.9, Section 4.9 and Section 4.13 shall survive termination of this Agreement.

4.8. Entire Agreement. This Agreement and the other documents referred to herein or delivered pursuant hereto which form part hereof constitute the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

4.9. Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) This Agreement will be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

(b) Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement may be brought against any of the parties in the United States District Court for the Southern District of New York or any New York state court located in New York, New York, and each of the parties hereby consents to the exclusive jurisdiction of such court (and of the appropriate appellate courts) in any such suit, action or proceeding and waives any objection to venue laid therein. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

4.10. Interpretation; Construction.

(a) The table of contents and headings in this Agreement are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

(b) The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

4.11. Counterparts. This Agreement may be executed and delivered in any number of separate counterparts (including by facsimile or electronic mail), each of which shall be an original, but all of which together shall constitute one and the same agreement.

4.12. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

4.13. Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

4.14. Confidentiality. Each Holder agrees that any non-public information which they may receive relating to the Company and its Subsidiaries (the “Confidential Information”) including notices of proposed offerings or any suspension thereof will be held strictly confidential and will not be disclosed by it to any Person without the express written permission of the Company; provided, however, that the Confidential Information may be disclosed (i) in the event of any compulsory legal process or compliance with any applicable law, subpoena or other legal process, as required by an administrative requirement, order, decree or the rules of any relevant stock exchange or in connection with any filings that the Holder may be required to make with any regulatory authority; provided, further, that in the event of compulsory legal process, unless prohibited by applicable law or that process, each Holder agrees (A) to give the Company prompt notice thereof and to cooperate with the Company in securing a protective order in the event of compulsory disclosure and (B) that any disclosure made pursuant to public filings will be subject to the prior reasonable review of the Company, (ii) to any foreign or domestic governmental or quasi-governmental regulatory authority, including any stock exchange or other self-regulatory organization having jurisdiction over such party, (iii) to each Holder’s or its Affiliate’s, officers, directors, employees, partners, accountants, lawyers and other professional advisors for use relating solely to management of the investment or administrative purposes with respect to such Holder and (iv) to a proposed transferee of securities of the Company held by a Holder; provided, however, that the Holder informs the proposed transferee of the confidential nature of the information and the proposed transferee executes and delivers to the Company a written confidentiality undertaking in form and substance reasonably satisfactory to the Company prior to receiving any Confidential Information . Each Holder agrees not to use any Confidential Information for the purpose of trading in the securities of the Company or for any purpose other than evaluating and managing its investment in the Company. The Company shall be entitled to seek injunctive relief and other equitable remedies in the event of any breach or threatened breach of this Section 4.14, without the requirement of posting any bond or other security.

4.15. Opt-Out Requests. Each Holder shall have the right, at any time and from time to time (including after receiving information regarding any potential public offering), to elect to not receive any notice that the Company or any other Holders otherwise are required to deliver pursuant to this Agreement by delivering to the Company a written statement signed by such Holder that it does not want to receive any notices hereunder (an “Opt-Out Request”); in which case and notwithstanding anything to the contrary in this Agreement the Company and other Holders shall not be required to, and shall not, deliver any notice or other information required to be provided to Holders hereunder to the extent that the Company or such other Holders reasonably expect would result in a Holder acquiring material non-public information within the meaning of Regulation FD promulgated under the Exchange Act. An Opt-Out Request may state a date on which it expires or, if no such date is specified, shall remain in effect indefinitely. A Holder who previously has given the Company an Opt-Out Request may revoke such request at any time, and there shall be no limit on the ability of a Holder to issue and revoke subsequent Opt-Out Requests; provided that each Holder shall use commercially reasonable efforts to minimize the administrative burden on the Company arising in connection with any such Opt-Out Requests. The Company may rely conclusively on the latest Opt-Out Request received from a Holder until such Opt-Out Request is revoked in writing by such Holder.

4.16. Original Registration Rights Agreement. The Sponsor hereby agrees that upon execution of this Agreement by the Sponsor, the Original Registration Rights Agreement shall be automatically terminated and superseded in its entirety by this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

PUBCO:

newcleo plc,
a public limited company incorporated under the laws of England and Wales

By:
Name:
Title:

SPAC:

NewHold Investment Corp III,
a Cayman Islands exempted company

By:
Name:
Title:

[Signature Page to Amended and Registration Rights Agreement]

HOLDERS

NewHold Industrial Technology III LLC,
a Delaware limited liability company

By:
Name:
Title:

OTHER HOLDERS

[OTHER HOLDERS]

[Signature Page to Amended and Registration Rights Agreement]

Exhibit A

JOINDER AGREEMENT

This Joinder Agreement (this “Joinder Agreement”) is made as of [  ], by [and among [   ] (the “Transferring Holder”) and] [ ] (the “New Holder”), in accordance with that certain Amended and Restated Registration Rights Agreement, dated as of [●], 2026 (as amended from time to time, the “Agreement”), by and among newcleo plc, a public limited company incorporated under the laws of England and Wales (the “Company”) and the other Holders party thereto.

WHEREAS, the Agreement requires the New Holder to become a party to the Agreement by executing this Joinder Agreement, and upon the New Holder signing this Joinder Agreement, the Agreement will be deemed to be amended to include the New Holder as a Holder thereunder;

WHEREAS, the Company has reviewed the proposed transfer and joinder and has determined that such transfer complies with the requirements of the Agreement;

NOW, THEREFORE, in consideration of the foregoing, and of the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

Section 1. Party to the Agreement. By execution of this Joinder Agreement, as of the date hereof the New Holder is hereby made a party to the Agreement as a Holder. The New Holder hereby agrees to become a party to the Agreement and to be bound by, and subject to, all of the representations, covenants, terms and conditions of the Agreement in the same manner as if the New Holder were an original signatory to the Agreement. Execution and delivery of this Joinder Agreement by the New Holder shall also constitute execution and delivery by the New Holder of the Agreement, without further action of any party.

Section 2. Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement unless otherwise noted.

Section 3. Representations and Warranties of the New Holder.

3.1. Authorization. The New Holder has all requisite power and authority and has taken all action necessary in order to duly and validly approve the New Holder’s execution and delivery of, and performance of its obligations under, this Joinder Agreement. This Joinder Agreement has been duly executed and delivered by the New Holder and constitutes a legal, valid and binding agreement of the New Holder, enforceable against the New Holder in accordance with its terms.

3.2. No Conflict. The New Holder is not under any obligation or restriction, nor shall it assume any such obligation or restriction, that does or would materially interfere or conflict with the performance of its obligations under this Joinder Agreement.

Section 4. Further Assurances. The parties agree to execute and deliver any further instruments or perform any acts which are or may become necessary to effectuate the purposes of this Joinder Agreement.

Section 5. Governing Law. This Joinder Agreement will be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

Section 6. Counterparts. This Joinder Agreement may be executed in any number of counterparts (including by facsimile or electronic mail), all of which taken together shall constitute one and the same amendatory instrument.

Section 7. Entire Agreement. This Joinder Agreement and the Agreement contain the entire understanding, whether oral or written, of the parties hereto with respect to the matters covered hereby. Any amendment or change in this Joinder Agreement shall not be valid unless made in writing and signed by each of the parties hereto.

[Signature pages follow]

 Exhibit A-1

IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned parties have executed this Joinder Agreement as of the date first above written.

[TRANSFERRING HOLDER]

[ _____]

By:
Name:
Title:

NEW HOLDER

[ _____]

By:
Name:
Title:

Notice Address:	[ ____________________________]

[ _____]
[ _____]

Attn:	[ _____________]

Facsimile:	[ _________]

Accepted and Agreed to as of
the date first written above:

PUBCO:

newcleo plc

By:
Name:
Title:

 Exhibit A-2